DECLARATION OF CONDOMINIUM

                                      -of-

                         WEST PALM BEACH, A CONDOMINIUM





















Prepared by the Office of:
HOLLAND & KNIGHT
200 South Orange Avenue
Suite 2600
Orlando, Florida  32801                                       June 6, 1996

                                      INDEX
                                       TO
                           DECLARATION OF CONDOMINIUM

                         WEST PALM BEACH, A CONDOMINIUM
                         ------------------------------

ARTICLE                                                                                                        Page
- -------                                                                                                        ----
INDEX...........................................................................................................  i

I.       DEFINITIONS............................................................................................  1

II.      CONDOMINIUM NAME, CONDOMINIUM PARCELS, APPURTENANCES,
         POSSESSION AND ENJOYMENT...............................................................................  3

III.     RESTRAINT UPON SEPARATION AND PARTITION OF COMMON ELEMENTS.............................................  4

IV.      DESCRIPTION OF PROPERTY SUBMITTED TO CONDOMINIUM OWNERSHIP.............................................  4

V.       COMMON ELEMENTS........................................................................................  4

VI.      LIMITED COMMON ELEMENTS................................................................................  5

VII.     ALTERATIONS OF AND IMPROVEMENTS TO UNITS AND COMMON
         ELEMENTS...............................................................................................  5

IX.      THE ASSOCIATION, ITS POWERS AND RESPONSIBILITIES.......................................................  6

X.       BY-LAWS................................................................................................  7

XI.      MAINTENANCE............................................................................................  7

XII.     COMMON EXPENSES AND COMMON SURPLUS.....................................................................  8

XIII.    ASSESSMENTS:  LIABILITY, LIENS, PRIORITY, INTEREST AND COLLECTIONS.....................................  9

XIV.     TERMINATION OF CONDOMINIUM............................................................................. 10

XV.      EQUITABLE RELIEF....................................................................................... 10

XVI.     LIMITATION OF LIABILITY................................................................................ 10

XVII.    LIENS.................................................................................................. 11

XVIII.   EASEMENTS.............................................................................................. 11

XIX.     USE AND TRANSFER RESTRICTIONS.......................................................................... 12

XX.      INSURANCE.............................................................................................. 13


                                                    i


XXI.     RECONSTRUCTION OR REPAIR AFTER CASUALTY................................................................ 18

XXII.    EMINENT DOMAIN OR CONDEMNATION PROCEEDING.............................................................. 19

XXIII.   LIABILITY - GENERALLY.................................................................................. 19

XXIV.    GENERAL PROVISIONS..................................................................................... 20




                                                    ii


                             EXHIBITS TO DECLARATION
                             -----------------------


A.       Legal Description

B.       Percentage Share of Common Elements, Common Expenses and Common Surplus

C.       Plot Plan and Survey

D.       Articles of Incorporation

E.       By-Laws



                                       iii

                           DECLARATION OF CONDOMINIUM

                                      -of-

                         WEST PALM BEACH, A CONDOMINIUM
                         ------------------------------


         CENTRAL  PARK  LODGES OF WEST PALM BEACH,  INC, a Florida  corporation, being the owner of the fee simple title to the property described in Exhibit "A"
attached  hereto and made a part hereof,  and INTEGRATED  LIVING  COMMUNITIES OF
WEST PALM BEACH,  INC.,  a Delaware  corporation,  (collectively  referred to as
"Developer"),  for themselves,  their successors,  grantees and assigns,  hereby
submit  said  property,   improvements  thereon  and  appurtenances  thereto  to
condominium   ownership   pursuant  to  Chapter  718  of  the  Florida  Statutes
("Condominium  Act"),  as enacted  upon date of  recordation  hereof.  It is the intent of Developer that the Condominium be a Commercial  Condominium as defined in Condominium Act.

         All the restrictions, reservations, covenants, conditions, easements and limitations of record contained herein shall constitute covenants running with the land or equitable servitudes upon the land, as the case may be, shall run perpetually unless terminated as provided herein, and shall be binding upon all Unit Owners as hereinafter defined. In consideration of receiving and by acceptance of a grant, devise or mortgage, all grantees, devisees or mortgagees, their heirs, personal representatives, successors and assigns, and all parties claiming by, through or under such persons, agree to be bound by the provisions hereof, the Articles of Incorporation and the By-Laws of the Association hereinafter defined. Both the benefits provided and the burdens imposed shall run with each Unit and the interests in Common Elements as defined herein.

I.       DEFINITIONS.

         As used in this Declaration, in the Articles of Incorporation and in the By-Laws attached hereto, and in all amendments thereto, unless the context requires otherwise:

         A. "Articles" and "By-Laws" means the Articles of Incorporation and the By-Laws of the Association as they exist from time to time.

         B. "Assessment" means a share of the funds required for the payment of Common Expenses which from time to time are assessed against each Unit Owner.

         C. "Association" means West Palm Beach Condominium  Association,  Inc.,
the  nonprofit  Florida  corporation   responsible  for  the  operation  of  the
Condominium.

         D. "Association Property" means that property, real and personal, which is owned or leased by, or is dedicated by a recorded plat to the Association for the use and benefit of its members and such other persons to whom the Association or Developer may grant use rights.

         E. "Board of Directors" means the board of directors or other representative body responsible for the administration of the Association.

         F. "Common Elements" means that portion of the Condominium Property not included in the Units. Common Elements shall also include all wiring and other equipment regarding cable television.

         G. "Common Expenses" means the expenses of administration, maintenance, operation, repair and replacement of the Condominium Property to the extent herein provided, as well as any Association Property and any other properties owned by the Association, other expenses declared by the Association or this Declaration to

                                        1

be Common Expenses, and any other valid expenses or debts of the Condominium as a whole or the Association which are assessed against the Unit Owners.

         H.  "Common   Surplus"   means  the  excess  of  all  receipts  of  the
Association,  including  but not  limited to  Assessments,  rents,  profits  and revenues on account of the Common  Elements and Association  Property,  over the amount of the Common Expenses.

         I. "Condominium Building" means any structure which comprises that part of the Condominium Property within which the Units are located.

         J. "Condominium Parcel" means a Unit together with the undivided share in the Common Elements which is appurtenant to the Unit.

         K. "Condominium Property" means and includes all lands that are subjected hereunder to condominium ownership, whether or not contiguous, and all improvements thereon and all easements and rights appurtenant thereto intended for use in connection with the Condominium.

         L. "County" means Palm Beach County, Florida.

         M. "Declaration" or "Declaration of Condominium" means this instrument as it may from time to time be amended.

         N.  "Developer"  means Central Park Lodges of West Palm Beach,  Inc., a
Florida corporation and Integrated Living Communities of West Palm Beach, Inc., a Delaware corporation, and their successors and assigns.

         O. "Limited Common Elements" means and includes those Common Elements which are reserved for the use of a certain Unit or Units to the exclusion of other Units.

         P.  "Mortgagee"   means  a  bank,  the  Developer,   savings  and  loan
association,  insurance company, mortgage company, real estate investment trust, recognized institutional type lender or its loan correspondent, or agency of the
United States Government,  which owns, holds or insures a mortgage encumbering a
Condominium Parcel.

         Q. "Operation" or "Operation of the Condominium" means and includes the operation, administration and management of the Condominium Property.

         R. "Unit" means a part of the Condominium Property which is to be subject to private ownership, as designated in this Declaration.

         S. "Unit Owner" or "Owner of a Unit" or "Owner" means the owner of a Condominium Parcel as shown by the real estate records in the office of the Clerk of Palm Beach County, Florida whether such Owner be the Developer, one or more persons, firms, associations, corporations or other legal entities. "Owner" shall not mean or refer to the holder of a mortgage or security deed, its successors or assigns, unless and until such holder has acquired title pursuant to foreclosure or a proceeding or deed in lieu of foreclosure; nor shall the term "Owner" mean or refer to any lessee or tenant of an Owner.

         T. "Utility Service" as used in the Condominium Act, construed with reference to this Condominium, and as used in this Declaration, the Articles and the By-Laws shall include, but not be limited to, electric power, gas, water, trash and sewage disposal, telephone, and cable television.

         U. "The  Condominium"  or "this  Condominium"  means West Palm Beach, a
Condominium.

                                        2

II.      CONDOMINIUM NAME,  CONDOMINIUM PARCELS,  APPURTENANCES,  POSSESSION AND
         ENJOYMENT.

         A.   The name of this Condominium is WEST PALM BEACH, A CONDOMINIUM.

         B.   There shall pass with each Unit as appurtenances thereto:

         (1)      An undivided share in the Common Elements, Common Expenses and
                  Common Surplus, as more fully described in Exhibit "B" attached hereto and made a part hereof.

         (2) An exclusive easement for the use of the air space occupied by the Unit as it exists at any particular time and as the Unit may lawfully be altered or reconstructed from time to time, which easement shall be terminated automatically in any air space which is vacated from time to time.

         (3) Membership of the Unit Owner in the Association, and the right to use the Common Elements and Association Property and to access properties owned by the Association, subject to the rules and regulations as adopted from time to time by the Association.

         (4) A perpetual, non-exclusive easement for ingress and egress by the Owners, their agents and invitees over streets, walks, and other rights-of-way serving the Units of the Condominium, necessary to provide reasonable access to the public ways.

         (5)      An  exclusive  easement  for the use of  such  Limited  Common
                  Elements as may be designated in this Declaration or in the deed conveying the Unit.

         C. Each Unit Owner is entitled to the exclusive possession of its Unit subject to the provisions of this Declaration. Each Owner shall be entitled to the use of the Common Elements and Association Property, in accordance with the provisions of this Declaration and the purposes for which they are intended, but no such use shall hinder or encroach upon the lawful rights of other Unit
Owners.  There  shall be a joint  use of the  Common  Elements  and  Association
Property, and a mutual easement for that purpose is hereby created.

         D.   Each   Unit   is   identified   by   a   specific   numerical   or
numerical/alphabetical  designation as set forth in Exhibit "C" attached hereto.
In  horizontal  dimension,  each  Unit  consists  of  the  area  bounded  by the unfinished  interior  surfaces  of the  perimeter  walls of each such  Unit.  In vertical  dimension,  each Unit  consists  of the space  between  the top of the unfinished  concrete floor and the bottom of the unfinished ceiling of each such
Unit.  Provided,  however,  with respect to those Units which  include first and second floor  improvements,  one on top of the other,  the portion of the Common
Elements  which lie  between  the  bottom and top floors of such Unit shall be a
Limited  Common  Element  of the  Unit.  Each  Unit  Owner  shall  not  own  the undecorated or unfinished surfaces of the perimeter walls,  floors, and ceilings surrounding his Unit, nor shall he own pipes,  wires,  conduits or other utility lines  running  through his Unit which are  utilized  for or serve more than one
Unit,  which  items are hereby made a part of the Common  Elements.  Said Owner, however,  shall own the walls and partitions which are contained within his Unit and inner  decorated or finished  surfaces of the  perimeter  walls,  floors and ceilings, including plaster, paint and wallpaper.

         E. All air conditioning equipment, water heaters, heat pumps, elevators and other mechanical equipment serving only one Unit shall be deemed to be a part of the Unit.

         F. "Time share estates" may not be created in any Unit by any person or entity. Provided, however, the Units may be owned by a partnership or other joint ownership arrangement and all partners or joint owners shall have the right to use the Unit on such basis as the partners or joint owners may agree.

                                        3

III.     RESTRAINT UPON SEPARATION AND PARTITION OF COMMON ELEMENTS.

         A. The undivided share in the Common Elements which is appurtenant to a Unit shall not be separated therefrom and shall pass with the title to the Unit, whether or not separately described.

         B. A share in the Common Elements appurtenant to a Unit cannot be conveyed or encumbered except together with the Unit.

         C. The shares in the Common Elements appurtenant to Units shall remain undivided, and no action for partition of the Common Elements shall lie.

IV.      DESCRIPTION OF PROPERTY SUBMITTED TO CONDOMINIUM OWNERSHIP.

         A. The legal description of the Condominium hereby submitted to condominium ownership is set forth in Exhibit "A".

         B. Exhibit "C" attached hereto and made a part hereof includes a survey of the Condominium, and a graphic description of the Condominium Building in which Units are located in the Condominium, and a plot plan thereof.

         C. The identification, location, dimensions and a graphic depiction of each Unit and the Common Elements of the Condominium Property appear on Exhibit
"C", attached hereto and made a part hereof. Together with this Declaration, Exhibits "A", "B" and "C" include sufficient detail to identify the Common
Elements and each Unit on the Condominium and provide accurate representations of their locations and dimensions.

V.       COMMON ELEMENTS.

         A.       Common Elements include the following:

         (1) The land on which the improvements are located and any other land included in the Condominium Property, whether or not contiguous.

         (2)      Any  portion  of  the  Condominium  Property,   including  all
                  improvements thereto, which are not included within the Units, including, without limitation, all landscaping, walks, drives, parking spaces constructed thereon.

         (3) Easements through Units for conduits, ducts, pipes, plumbing, wiring, cable television services and other facilities for the furnishing of Utility Services to the Units and the Common
                  Elements.

         (4) Easements of support which are hereby created in every portion of a Unit which contributes to the support of a Condominium
                  Building.

         (5) The property and installations required for the furnishing of Utility Services and other services to more than one Unit, the Common Elements or a Unit other than the Unit containing the installation.

         (6) Fixtures owned or held for the common use, benefit and enjoyment of all owners of Units in the Condominium.

         (7)      Easements  for  ingress  and egress  serving  the  Condominium
                  Property.

         (8)      Riparian and littoral  rights  appertaining to the Condominium
                  Property.

                                        4


         (9) All glass and other transparent or translucent material, insect screens in windows and doors, door frames and jambs, and the material covering other openings in the exterior or interior walls of Units, where applicable.

VI.      LIMITED COMMON ELEMENTS.

         There are Limited Common Elements appurtenant to Units in this Condominium, as reflected by the plot plan and survey attached as Exhibit "C", which shall include, but not be limited to, pool areas, awnings and fenced-in areas which are specifically designated and delineated and accessible only from the Unit to which they are appurtenant. These Limited Common Elements are reserved for the use of the Unit to which they are appurtenant or assigned to the exclusion of other Units, and there shall pass with a Unit as an appurtenance thereto the exclusive right to use the Limited Common Elements so appurtenant or assigned.

VII.     ALTERATIONS OF AND IMPROVEMENTS TO UNITS AND COMMON ELEMENTS.

         A. Except in accordance with this Article, no Unit Owner shall make any addition,  alteration or improvement  in or to his Unit, the Common  Elements or
Limited  Common  Elements to the extent that any such  addition,  alteration  or
improvement   (i)  is  visible   outside  of  the  Units  or  (ii)  affects  any
load-bearing, mechanical, electrical, plumbing or roof portions of a Condominium
Building  that  contains  more  than  one  Unit.  Any  addition,  alteration  or improvement  as  contemplated  by the  preceding  sentence  is  referred to as a
Restricted  Improvement.  No Restricted  Improvement may be erected,  installed, maintained or removed on the Condominium Property,  until an application for the
Restricted  Improvement setting forth the design,  construction,  specifications and a plan showing the location of the structure has been approved in writing by the Board of Directors (or an architectural review committee appointed by it) as to quality, design and materials, harmony with existing structures, and location with respect to topography  and finished grade  elevation.  Such approval of the
Board of Directors (or its designee) shall not be required in the event that the
Board of Directors (or its designee) fails to respond to the application  within seven (7) business  days after  receipt of a written  request for same.  Nothing contained in this  paragraph  shall be construed to lessen the obligation of any
Owner to make  prompt  application  for and  obtain all  necessary  governmental permits and other  approvals  with  respect to any such  structure.  In no event shall a Unit Owner make any  alterations in the portions of the  improvements of the  Condominium  which are to be  maintained  by the  Association,  remove  any portion thereof,  make any additions thereto, do any work which would jeopardize the safety or soundness of the  Condominium  Building  containing  his Unit,  or impair any easement.  Notwithstanding the foregoing,  the Board of Directors (or its  designee)  shall  approve  the  application  as it relates to  improvements required by law, although any aspect of the improvements which are discretionary including but not limited to construction  methods,  materials  and/or aesthetic considerations shall be subject to reasonable approval of the Board of Directors
(or its designee).  Further, the seven (7) business day prior notice requirement described  above shall be shortened  and/or  eliminated as needed to accommodate emergency  situations as determined in good faith by the Unit Owner  desiring to make the addition, alteration or improvement; provided, however, where the prior notice  requirement is eliminated  entirely,  such Unit Owner shall  nonetheless submit the required  application  to the Board of Directors (or its designee) as soon as reasonably practicable.

         B. A Unit Owner making or causing to be made any such additions, alterations or improvements agrees, and shall be deemed to have agreed, for such Owner, and his heirs, personal representatives, successors and assigns, as appropriate, to hold the Association, any manager of the Condominium, together with all their officers, directors, and partners, and all other Unit Owners harmless from any liability or damage to the Condominium Property and expenses arising therefrom, and shall be solely responsible for the maintenance, repair and insurance thereof from and after the date of installation or construction thereof, as may be required by the Association.

                                        5

VIII.    AMENDMENT OF DECLARATION.

         A. This Declaration may be amended at any regular or special meeting of Unit Owners called or convened in accordance with the By-Laws by the affirmative vote of Owners holding a majority of the total votes. All amendments shall be evidenced by a certificate executed as required by the Condominium Act and recorded among the public records of the County, and shall be effective upon recording. Notwithstanding the foregoing, no such amendment shall be effective unless approved by at least the majority of the Mortgagees (based upon one vote for each first mortgage owned).

         B. Invalidation of any part of this Declaration or of any provision contained in any plat of the Condominium Property or in a conveyance of a Unit in the Condominium by judgment, court order or law shall not affect any of the other provisions hereof, which shall remain in full force and effect.

IX.      THE ASSOCIATION, ITS POWERS AND RESPONSIBILITIES.

         A. Subject to rights vested herein to the Unit Owners, the operation of the Condominium shall be vested in the Association; provided, however, that the Association may, to the extent permitted by the Condominium Act, by contract, delegate its maintenance, management and operational duties and obligations. The
Association has been organized as a nonprofit Florida corporation and a copy of its Articles of Incorporation is attached hereto and made a part hereof as Exhibit "D".

         B. No Unit Owner, except a duly elected officer of the Association, shall have any authority to act for the Association.

         C. All Unit Owners shall automatically be members of the Association upon delivery of a deed of conveyance of fee simple title to a Unit and a Unit
Owner's membership shall terminate when he or she no longer owns his or her Unit.

         D. Unit Owners shall be entitled to one (1) vote for each Unit owned in accordance with the voting privileges set forth in the Articles and By-Laws.
Multiple owners of a Unit shall collectively be entitled to one (1) vote for said Unit in accordance with voting privileges set forth in the Articles and ByLaws. There shall be no cumulative voting.

         E. The powers and duties of the Association shall include those set forth in the Articles, the ByLaws, the Condominium Act, and this Declaration and shall include, but not be limited to, the following:

         (1) The irrevocable right of access to each Unit at reasonable hours as may be necessary for the maintenance, repair or replacement of any Common Elements therein or accessible therefrom or another Unit, or at any hour for making emergency repairs necessary to prevent damage to the Common Elements or to another Unit.

         (2) The power to levy and collect Assessments from Unit Owners and to maintain, repair and replace the Common Elements where such maintenance, repair and/or replacement is not reserved unto the Unit Owners.

         (3) The keeping of accounting records in accordance with good accounting practices and the Condominium Act, which records shall be open to inspection by Unit Owners or their authorized representatives at reasonable times, and written summaries of which shall be supplied at least annually to Unit Owners or their authorized representatives.

         (4)      The  power  to  enter  into  contracts  with  others  for  the maintenance,  management,  operation,  repair and servicing of
                  the   Condominium   Property  for  which  the  Association  is
                  responsible. The service

                                        6

                  and maintenance  contracts referred to herein may delegate the
                  Association's duty to maintain,  preserve,  repair and replace
                  the  Common   Elements  and  other   property   owned  by  the
                  Association,  but shall not  relieve  each Unit Owner from his personal  responsibility to maintain and preserve the interior surfaces of his Unit and to paint, clean,  decorate,  maintain and repair said Unit.

         (6) The power to purchase Units in the Condominium and to acquire, hold, lease, mortgage and convey the same.

         (7) The power to obtain and maintain adequate insurance to protect the Association and the Common Elements and Association
                  Property.

         (8) The power to acquire title to property or otherwise hold, convey, lease and mortgage Association Property for the use and benefit of the Unit Owners.

         (9) The power to adopt and amend reasonable rules and regulations governing use of the Common Elements and Association Property.


         F. Except as provided by statute in case of condemnation or substantial loss to the Units or Common Elements, unless at least the majority of the Mortgagees (based upon one vote for each first mortgage owned), and the Owners holding a majority of the votes have given their prior written approval, such approval not to be unreasonably withheld, the Association shall not be entitled to:

         (1)      By  act  or  omission   seek  to  abandon  or  terminate   the
                  Condominium;

         (2)      Change the pro rata interest or  obligations of any individual
                  Unit for the purpose of (i) levying Assessments or charges or allocating distributions of hazard insurance proceeds or condemnation awards, or (ii) determining the pro rata share of ownership of each Unit in the Common Elements;

         (3)      Partition or subdivide any Unit;

         (4)      By act or  omission,  seek to abandon,  partition,  subdivide, encumber,  sell or transfer the Common Elements or Association
                  Property;   provided   that  the  granting  of  easements  for
                  Utilities or for other purposes  consistent  with the intended use of the Common  Elements  and  Association  Property by the
                  Owners  shall not be deemed a transfer  within the  meaning of this clause; or

         (5)      Use hazard insurance proceeds for losses to any portion of the
                  Condominium   for  other  than  the  repair,   replacement  or
                  reconstruction of such portion.

X.       BY-LAWS.

         The  administration  of  the  Association  and  the  operation  of  the
Condominium Property shall be governed by the By-Laws of the Association, a copy of  which  is  attached  hereto  and  made a part  hereof  as  Exhibit  "E".  No modification  of or amendment  to the By-Laws  shall be deemed valid unless duly adopted  as  provided  in the  By-Laws  and set  forth in or  annexed  to a duly
recorded  amendment  to  this  Declaration   executed  in  accordance  with  the
provisions of the Condominium Act. No amendment to said By-Laws shall be adopted which would affect or impair the  validity or priority of any mortgage  covering any Condominium Parcel.

XI.      MAINTENANCE.

         A. Each Unit, and the furniture, furnishings, fixtures, equipment and appliances comprising a part thereof, located therein, or exclusively serving the same shall be maintained, kept in good repair and replaced by

                                        7

and at the expense of the Owner(s) thereof. All maintenance, repairs or replacements for which Unit Owners are responsible and obligated to perform shall be performed promptly as the need arises. Each Unit Owner shall provide for pest control within his or her Unit. Provided, however, the Board of Directors may determine that it is in the best interest of the Condominium to provide for pest control on a building-by-building basis and in such event may so provide.

         B. The Association shall be responsible for (i) maintaining, repairing and replacing, as needed, all portions of the Common Elements and Association
Property other than the Condominium Buildings and (ii) performing maintenance, repairs and replacements, as needed, of the Condominium Buildings where such maintenance, repairs and replacement primarily benefit both Unit Owners. The
Association shall, at the expense of all Unit Owners, repair all incidental damage to Units resulting from the Association's maintenance, repairs or replacement of or to Common Elements and Association Property. The Association's expenses of maintenance, repairs and replacement with respect to a Condominium
Building shall be assessed against each Unit Owner in accordance with the percentages of benefit realized by each Unit on account of same, as reasonably determined by the Association. The Association's expenses of maintenance, repairs and replacement with respect to the Common Elements other than Condominium Buildings shall be assessed against each Unit Owner in accordance with the ratio between the square footage of its Unit and the total square footage of both Units.

         C. Where any  maintenance,  repair and/or  replacement of a Condominium
Building  is needed,  and such  maintenance,  repairs  and/or  replacement  will primarily  benefit only one Unit, the Owner of that Unit will be responsible for
performing  and  paying  for  such  maintenance,   repair  and/or   replacement.
Notwithstanding  the preceding  sentence,  if such  maintenance,  repairs and/or replacement  will  confer  any  benefit  on the  Owner of the  other  Unit,  the
Association  shall  assess the other Unit Owner for the value of such benefit as determined  by the  Association  in its  reasonable  discretion  and remit  such assessment  to the Unit Owner who  performed  such  maintenance,  repair  and/or replacement.

         D. In the event a Unit  Owner  fails to  maintain  his Unit and  Common
Elements or Limited Common Elements as required herein, or makes any alteration or additions without the required consent, or otherwise violates or threatens to violate the provisions of this Declaration relevant to maintenance, alteration and repair, the Association shall have the right to perform such maintenance, remove any unauthorized addition or alteration, and restore the property to good repair and condition and charge the Unit Owner therefor.

         E. All maintenance, repairs and/or replacement by Unit Owners shall be subject to the provisions of Article VII above regarding alterations of and improvements to Units and Common Elements.

XII.     COMMON EXPENSES AND COMMON SURPLUS.

         A. Common Expenses shall include the Association's expenses of the operation, maintenance, repair or replacement of the Common Elements and Association Property, costs of carrying out the powers and duties of the Association, costs of maintaining any facilities and property owned by the Association, and any other expense designated as Common Expenses by the Condominium Act, this Declaration or the By-Laws. The cost of a master antenna television system or duly franchised cable television service obtained pursuant to a bulk contract shall be deemed a Common Expense if so approved by the Board of Directors. Common Expenses, to the extent so approved by the Board of Directors, will also include reasonable transportation services, insurance for directors and officers, road maintenance and operation expenses and restricted access or roving patrol services, all of which are reasonably related to the general benefit of the Unit Owners, even if such expenses do not attach to the Common Elements or Condominium Property.

         B. Common Expenses shall be assessed against Unit Owners in accordance with the fraction set forth for such Unit in Exhibit "B" attached hereto and made a part hereof.

                                        8

         C. The Common Surplus, if any, shall be owned by Unit Owners in a proportion equal to those proportions of ownership in the Common Elements as provided in this Declaration.

XIII.    ASSESSMENTS:  LIABILITY, LIENS, PRIORITY, INTEREST AND COLLECTIONS.

         A. The Association, through its Board of Directors, shall have the power to determine and fix the sums necessary to provide for the Common
Expenses, including the expense allocable to services being rendered by a management company with whom the Association may contract. The annual Assessment shall initially be payable monthly in advance; however, the Board of Directors shall have the power to establish other collection procedures. The Board of Directors may include sums to establish reasonable reserves against future contingencies in each annual Assessment, which reserves may be waived from time to time by the required percentage of votes of the Owners.

         B. A Unit Owner, regardless of the manner in which he acquired title to his Unit including, without limitation, a purchaser at a judicial sale, shall be liable for all Assessments while he is the Owner of a Unit. A grantee of a Unit shall be jointly and severally liable with the grantor for all unpaid
Assessments against the latter for his share of the Common Expenses up to the time of the conveyance, except that the liability for prior Assessments of first
Mortgagees acquiring title through foreclosure or deed in lieu of foreclosure shall be limited to the lesser of: (i) the Unit's unpaid Common Expenses and regular periodic assessments which accrued or came due during the six (6) months immediately preceding the acquisition of title and for which payment in full has not been received by the Association, or (ii) one percent (1%) of the original mortgage debt. The liability for Assessments may not be avoided by waiver of the use or enjoyment of any Common Elements, services or recreation facilities, or by abandonment of the Unit against which the Assessment was made. The
Association may charge an administrative late fee, in addition to interest, on any late Assessment payments not to exceed the maximum amount permitted under the Condominium Act.

         C. Assessments and installments thereof not paid when due shall bear interest from the due date until paid at the maximum rate allowed under Florida law. The Association may charge, in addition to the interest, an administrative late charge for Assessments not paid when due in an amount established by the Board of Directors from time to time, but not to exceed the greater of Twenty-Five Dollars ($25.00) or five percent (5%) of each installment. If the delinquent installment(s) of Assessments and any charges thereon are not paid in full when due, the Association at its option may, in accordance with the requirements of the Condominium Act, declare all of the unpaid balance of the annual Assessment to be immediately due and payable without further demand and may enforce the collection thereof and all charges thereon in the manner authorized by law and this Declaration.

         Any payment received by the Association shall be applied first to any interest accrued by the Association, then to any administrative late fee, then to any costs and reasonable attorney's fees incurred in collection, and then to the delinquent Assessment. The foregoing shall be applicable notwithstanding any restrictive endorsement, designation or instruction in or accompanying by the payment.

         D. The Association shall have a lien upon each Condominium Parcel to secure the personal obligation of each Unit Owner thereof for any unpaid
Assessment and interest thereon. Such lien shall also secure reasonable attorney's fees incurred by the Association incident to the collection of such Assessment or enforcement of such lien. The lien shall be evidenced by a claim recorded among the public records of Palm Beach County, Florida in the manner provided by the Condominium Act. As to other than first mortgages of record, the lien shall relate back to the recording of the original Declaration of Condominium creating the Unit. As to first mortgages of record, the lien shall be effective from and as of the time of such recording. The Board of Directors may take such action as it deems necessary to collect Assessments by either an in personam action or lien foreclosure, or both, and may settle and compromise the same if in the best interest of the Association. Said liens shall have the priorities established by the Condominium Act.

                                        9

         E. Liens for Assessments may be foreclosed by suit brought in the name of the Association in like manner as a foreclosure of a mortgage on real property. In any such foreclosure, the court, in its discretion, may require the Unit Owner to pay a reasonable rental for the Condominium Parcel and the court may appoint a receiver to collect the Assessments which are the subject of said proceeding. The Association may bid for the Condominium Parcel at foreclosure sale and apply as a cash credit against its bid all sums due the Association secured by the lien being enforced, and the Association may acquire and hold, lease, mortgage and convey any Condominium Parcel so acquired.

         F. Any unpaid share of Common Expenses or Assessments for which a first mortgage Mortgagee is relieved from liability under the provisions of this Declaration shall be deemed to be a Common Expense, collectible from all Unit
Owners, including the acquirer of the Condominium Parcel, his successors and assigns. A first mortgage Mortgagee may not, during the period of its ownership of such Parcel, whether or not such Parcel is unoccupied, be excused from the payment of some or all of the Common Expenses coming due during the period of such ownership.

XIV.     TERMINATION OF CONDOMINIUM.

         A. If all Unit Owners and Mortgagees of Condominium Parcels execute and duly record an instrument terminating the Condominium Property, or if "major damage" occurs as defined hereinafter, the Condominium Property shall be removed from the provisions of the Condominium Act and thereafter owned in common by the Unit Owners. The undivided interest in the Property owned in common by each Unit
Owner shall then be the fractional share of the undivided interest previously owned by such Owner in the Common Elements, and any liens which encumber any Condominium Parcel shall be transferred to said undivided interest of the Unit
Owner in the Property.

         B. If the Owners of at least  eighty five  percent  (85%) of the Common
Elements elect to terminate, they shall have the option to buy the Units of the other Unit Owners for a period of sixty (60) days from the date of the meeting wherein the election to terminate was taken. The purchase price shall be the fair market value of the Units as of the date of said meeting as determined by arbitration under the rules of the American Arbitration Association. The price shall be paid in cash within thirty (30) days of the determination of the same.
Notwithstanding the foregoing, no termination shall be effective unless approved by at least the majority of the Mortgagees (based upon one vote for each first mortgage owned).

XV.      EQUITABLE RELIEF.

         In the event of "major damage" to or destruction of all or a substantial part of the Condominium Property and if the Property is not repaired, reconstructed or rebuilt within a reasonable period of time, any Unit
Owner shall have the right to petition a court of competent jurisdiction for equitable relief which may, but need not, include termination of the Condominium and partition.

XVI.     LIMITATION OF LIABILITY.

         A. The liability of each Unit Owner for Common Expenses shall be limited to the amounts assessed against him from time to time in accordance with the Condominium Act, this Declaration, the Articles and the By-Laws.

         B. A Unit Owner may be personally liable for any damages caused by the Association in connection with the use of the Common Elements, but only to the extent of his or her pro rata share of that liability in the same fractional share as his interest in the Common Elements, and in no event shall said liability exceed the value of his Unit. Each Unit Owner shall be liable for injuries or damages resulting from an accident in his own Unit to the same extent and degree that the owner of a house or any other property owner would be liable for such an occurrence.

                                       10

         C. In any legal action in which the Association may be exposed to liability in excess of insurance coverage protecting it and the Unit Owners, the Association shall give notice of the exposure within a reasonable time to all Unit Owners, and they shall have a right to intervene in and defend any action arising therefrom.

XVII.    LIENS.

         A. No liens of any nature shall arise or be created subsequent to the recording of this Declaration against the Condominium Property (as distinguished from individual Units) without the unanimous consent of the Unit Owners.

         B. Unless a Unit Owner has expressly requested or consented to work being performed or materials being furnished to his Unit, such labor or materials may not be the basis for the filing of a lien against same. No labor performed or materials furnished to the Common Elements and Association Property shall be the basis for a lien thereon unless authorized by the Association, in which event, the same may be the basis for the filing of a lien against all Condominium Parcels in the proportions for which the Owners thereof are liable for Common Expenses.

         C. In the event a lien against two or more Condominium Parcels becomes effective, each Owner thereof may release his Condominium Parcel from the lien by paying the proportionate amount attributable to his Condominium Parcel. Upon such payment, it shall be the duty of the lienor to release the lien of record from such Condominium Parcel.

XVIII.   EASEMENTS.

         A. An easement shall exist for pedestrian traffic over, through and across sidewalks, hallways, paths, walks, and stairs, and for vehicular and pedestrian traffic over, through and across such portions of the Common Elements as may from time to time be intended for such purposes. All of such easements shall be for the use and benefit of the Unit Owners and their invitees and licensees; provided, however, nothing herein shall be construed to give or create in any person the right to park upon any portion of the Condominium
Property except to the extent that space may be specifically designated and assigned for parking purposes or otherwise approved by the Association for such parking.

         B. The Condominium Property shall be subject to perpetual easements for encroachments presently existing or which may hereafter be caused by settlement or movement of the Condominium Building or minor inaccuracies in construction, which easements shall continue until such encroachments no longer exist. If the Condominium Property is destroyed and then rebuilt, encroachments due to reconstruction shall be permitted and a valid easement for said encroachments shall exist. If any portion of the Common Elements encroaches upon any Unit, or any Unit encroaches upon the Common Elements, as a result of the construction, reconstruction, repair, shifting, settlement or movement of any portion of the improvements contained in the Condominium Property, a valid easement for the encroachment and for the maintenance of the same shall exist so long as the encroachment exists.

         C. The Condominium Property shall be subject to such easements for utilities as may be determined by the Association or required to properly and adequately serve the Condominium Property as it exists from time to time. Each of said easements, whether heretofore or hereafter created, shall constitute covenants running with the land of the Condominium and, notwithstanding any other provisions of this Declaration, may not be substantially amended or revoked in such a way as to unreasonably interfere with its proper and intended use and purpose and shall survive the termination of the Condominium. To the extent that the creation of any such utility easements require the joinder of Unit Owners, the Association by its duly authorized officers may, as the agent or the attorney-in-fact for the Unit Owners, execute, acknowledge and deliver such instruments; and the Unit Owners, by the acceptance of deeds to their Units, irrevocably nominate, constitute and appoint the Association, through its duly authorized officers, as their proper and legal attorney-in-fact for such purpose. Said appointment is coupled with

                                       11

an interest and is therefore irrevocable. Any such instrument executed pursuant to this Article shall recite that it is made pursuant to this Article.

XIX.     USE AND TRANSFER RESTRICTIONS.

         In order to provide for congenial occupancy of the Condominium Property and for the protection of the value of the Units, the use of the Condominium
Property shall be in accordance with the following provisions, so long as the Condominium exists:

         A. No use shall be made of any Unit or of the Common Elements or Limited Common Elements which will increase the rate of insurance upon the Condominium Property without the prior written consent of the Association. No
Unit Owner shall permit anything to be done or kept in his Unit or in the Common
Elements which will result in a cancellation or insurance on any Unit or any part of the Common Elements, or which will be in violation of any law, including without limitation any law, rule or regulation governing the storage, use, generation, or disposal of hazardous or toxic materials. No waste shall be committed in the Common Elements.

         B. No sign of any kind shall be displayed to public view on or from any Unit or the Common Elements without the prior written consent of the Board of Directors, which may be withheld in their sole discretion.

         C. The Common Elements and Limited Common Elements shall be used only for the purposes for which they are intended in the furnishing of services and facilities for enjoyment of the Units. There shall be no obstruction or alteration of, nor shall anything be stored, altered or constructed in, or removed from, the Common Elements of Limited Common Elements without the written consent of the Association.

         D. No obnoxious or offensive activities shall be permitted upon the Condominium Property nor any use or practice which is a nuisance to any Unit
Owner or its invitees or licensees, or which interferes with the peaceful possession and proper use of the Condominium Property by each Unit Owner. All parts of the Condominium Property shall be kept in a clean and sanitary condition and no rubbish, refuse, or garbage shall be allowed to accumulate, nor shall any fire hazard be allowed to exist.

         E. No immoral, improper, offensive or unlawful use shall be made of the Condominium Property or of any part thereof and all valid laws, zoning ordinances and regulations of all governmental bodies having jurisdiction thereof shall be observed. The responsibility of meeting the requirements of governmental bodies pertaining to maintenance, replacement, modification or repair of the Condominium Property shall be the same as is elsewhere herein specified.

         F. No Unit Owner shall cause anything to be affixed or attached to, hung, displayed or placed on the exterior walls, doors, balconies or windows of the Building (including but not limited to awnings, signs, storm shutters, screens, furniture, fixtures and equipment), nor plant or grow any type of shrubbery, flower, tree, vine, grass or other plant life outside its Unit, without the prior written consent of the Association, subject always to the provisions hereof.

         G. No parking of boats, trailers, motor homes or recreational vehicles shall be permitted on any part of the Condominium Property.

         H.  Reasonable   regulations  and  rules  concerning  the  use  of  the
Condominium  Property may be promulgated,  modified or amended from time to time by the Board.  Copies of such rules and regulations and amendments thereto shall be  furnished  by the  Association  to all  Unit  Owners  and  residents  of the
Condominium  upon request.  The Association  shall have the right to enforce all restrictions  set forth in this Article and in the  Declaration in any manner it deems necessary including,  without limitation,  suits for injunctions,  actions for damages, or fines.

                                       12

         I. The Unit  Owners  shall be bound by and perform  under the  Services
Agreement, a copy of which shall be provided to all Unit Owners.

         J. Each Unit Owner shall continuously operate in its Unit the business operated in such Unit as of the recording date of this Declaration (the "Main
Business") in accordance with legal requirements including licensure applicable to such Main Business. Specifically, Unit A is and shall continue to be operated as a skilled nursing facility, and Unit B is and shall continue to be operated as an Assisted Life Care Facility. The services operated in each Unit may be supplemented as follows:

                  (1) Unit A can add services whose acuity/skill level is higher than services it currently provides under its Main Business.

                  (2) Unit B can add services whose acuity/skill level is lower than services it currently provides under its Main Business.

                  (3) Each Unit shall be entitled to add services that are permitted under the applicable license, if any, that specifically governs the Main Business conducted in the Unit. Notwithstanding the preceding sentence, Unit B shall not be permitted to include a segregated and secured Alzheimers ward.

                  (4) Each Unit shall be entitled to add other health related services that are not part of its Main Business and non-health related services so long as such services as described in this sentence are complementary to the Main Business.

                  (5)  If  any  change  and/or   supplement  of  use  materially
increases that Unit's usage of utilities which are not separately  metered,  the
Association shall assess the Owner of such Unit for the charges  attributable to such increased usage as reasonably determined by the Association.

                  (6) No Unit shall add services not described above without the prior written consent of the Owner of the other Unit, which consent can be arbitrarily withheld in the sole and absolute discretion of such Owner. The decision of an Owner as contemplated by the preceding sentence shall not be subject to arbitration, mediation, litigation or other challenge on any basis including without limitation a claim that the Owner's decision is unreasonable.

         K. Neither Unit Owner shall sell, lease or enter into any management agreement in respect of the Unit owned by it at anytime after the date hereof without the prior written consent of the other Unit owner, which consent shall not be unreasonably withheld; provided, however, that nothing herein shall be construed as (A) requiring any non-affiliated bona fide lender of either Unit owner to secure the consent of the other Unit owner prior to exercising its remedies in the event of a default under any applicable loan documents, including, but not limited, to (i) the appointment of a temporary manager or receiver, (ii) the conducting of a foreclosure sale with respect to the affected
Unit or (iii) the transfer of title to either Unit by deed in lieu of foreclosure or (B) binding a purchaser at such a foreclosure sale or party taking title by deed in lieu of foreclosure to the consent provisions of this Section, it being understood and agreed that such a lender or purchaser including any Mortgagee shall take title to the Unit free and clear of any such consent requirement and thereafter the consent requirements of this Section shall be deemed to be null and void with respect to the Unit so conveyed;
provided, further, that nothing herein shall be construed as requiring the consent of either Unit Owner to the execution by the other party of a management agreement or lease with an entity under the same or common control with the contracting party.

XX.      INSURANCE.

         A. Purchase of Insurance by Association.  The Association shall use its
best  efforts  to  obtain  and  maintain  adequate   insurance  to  protect  the
Association and the Common Elements and Association  Property.  The premiums for such coverage and other  expenses in  connection  with said  insurance  shall be assessed  against  the Unit

                                       13

Owners as part of the Common Expenses. The named insured shall be the Association, individually and as agent for the Unit Owners, without naming them, and as agent for their Mortgagees. The Association shall not maintain insurance coverage specifically required by this Declaration to be maintained by the Unit
Owners. Specific insurance to be maintained by the Association is as follows:

         (1)      comprehensive  general  public  liability and property  damage insurance with respect to the Common  Elements and Association
                  Property  in  which  the  limits  of  public  liability  shall initially  be not  less  than  $1,000,000.00  per  person  and
                  $5,000,000.00  per accident  and in which the property  damage liability  shall be not less than  $1,000,000.00.  Such policy
                  limits  shall  be  increased   consistent  with   commercially
                  reasonable practices on a periodic basis.

         (2)      comprehensive  coverage  on  boiler  and  machinery  equipment
                  comprising   part  of  the  Common  Elements  and  Association
                  Property, including electrical apparatus, if applicable.

         (3) hazard insurance against perils customarily included within all-risk and fire and extended coverage, including earthquake, flood and hurricane, on improvements comprising part of the Common Elements and Association Property in an amount equal to the full replacement value thereof at the time of loss.

         (4) Worker's compensation insurance meeting all the requirements of the laws of Florida to the extent the Association hires employees.

         (5)      Directors and officers liability insurance, if available.

         (6)      Such other insurance as the Board of Directors shall determine
                  from  time  to  time  to  be  desirable,   including,  without
                  limitation, such insurance as may be required by any agency of the United  States  government  which  holds a first  mortgage encumbering  a Unit  or  insures  to the  holder  thereof  the payment of the same.

         B.       Additional    Requirements:    Additional    requirements   of
                  Association insurance are as follows:

         (1)      Every hazard  policy which is issued to protect a  Condominium
                  Building shall provide that the word "building"  wherever used in the policy  includes,  but is not  necessarily  limited to, fixtures,  installations or additions  comprising that part of the building within the unfurnished  interior  surfaces of the perimeter  walls,  floors and ceilings of the individual Units initially  installed,  or replacements thereof of like kind or
                  quality,   in   accordance   with  the   original   plans  and
                  specifications.  Provided,  however,  the word "building" does not include Unit floor  coverings,  wall  coverings or ceiling coverings,  or  any  of the  following:  electrical  fixtures, appliances,  water  heaters or  built-in  cabinets  within the
                  Units,  and heating and air  conditioning  equipment,  whether located within or without the Unit.

         (2)      All  policies  required to be  maintained  by the  Association shall be written and  underwritten  by solvent and responsible insurance  companies  licensed  to do business in the state of
                  Florida,   which   shall  have  a   financial   rating  as  is
                  commercially  reasonable under the circumstances as determined by the Association in its reasonable  discretion.  Deductibles under the Association's policies of insurance shall not exceed commercially  reasonable  amounts as reasonably  determined by the Association.

         (3) Premiums upon insurance policies purchased by the Association shall be assessed by the Association against the Unit Owners as part of the Common Expenses. If, at any time, the cost of the insurance premiums may be deemed too high, the Board may adjust such insurance coverage as it deems prudent and reasonable.


                                       14

         C. Purchase of Insurance by Unit Owners: Each Unit Owner shall maintain the following:

         (1)      a  policy  of  comprehensive   general  public  liability  and
                  property  damage  insurance  with respect to its Unit in which the limits of public  liability  shall  initially  be not less than  $1,000,000.00  per person and $5,000,000.00 per accident and in which the property  damage  liability shall be not less than  $1,000,000.00.  Such policy  limits  shall be  increased
                  consistent  with  commercially   reasonable   practices  on  a
                  periodic basis.

         (2) insurance against perils customarily included within all-risk and fire and extended coverage, including earthquake, flood and hurricane, on improvements, furniture, furnishings, trade fixtures, equipment, and floor and wall coverings installed or located in or made to its Unit in an amount equal to the full replacement value thereof at the time of the loss.

         (3)      All  policies  required  to be  maintained  by each Unit Owner shall be written and  underwritten  by solvent and responsible insurance  companies  licensed  to do business in the state of
                  Florida,  which  have a  financial  rating as is  commercially reasonable  under  the  circumstances  as  determined  by  the
                  Association in its reasonable discretion.  Deductibles under a
                  Unit   Owner's   policies  of   insurance   shall  not  exceed
                  commercially  reasonable  amounts as reasonably  determined by the  Association.  Policies  carried  by each  Unit  Owner may contain  or be in one or  more  blanket,  umbrella  or  excess liability covering other improvements of the Unit Owner.

         D. Insurance Held in Trust by Association; Shares of Proceeds. All hazard insurance policies purchased by the Association shall be for the benefit of the Association, the Unit Owners and their Mortgagees, as their interests may appear, and shall provide that all proceeds covering property losses shall be paid to the Association. The duty of the Association with respect to insurance proceeds shall be to receive such proceeds as are paid and to hold the same in trust for the purposes stated herein and for the benefit of the Unit Owners and their Mortgagees in the following shares, which shares:

         (1)      Common  Elements.  Proceeds  on  account  of  damage to Common
                  Elements: Proceeds on account of damage to improvements comprising part of the Common Elements shall be held in the following undivided shares:

                           (a) When a  Condominium  Building is to be  restored,
                  for the Unit Owner so damaged in proportion to the cost of repairing the damage suffered by each Unit Owner, which cost shall be determined by the Association.

                           (b) When a Condominium Building is not to be restored
                  and such Condominium  Building contains more than one Unit, an undivided  share for each Unit  Owner,  such  share  being the ratio between the appraised value of its Unit to the appraised
                  value  of  both  Units,   such  appraisals  to  determine  the
                  respective  values as they  existed  immediately  prior to the casualty.  A Unit Owner's  undivided  share  described in this subparagraph is sometimes  referred to in this  Declaration as the "Appraised Share."

                           (c) When a Condominium Building is not to be restored
                  and contains  only one Unit, a share for the Owner of the Unit equal to all of the insurance  proceeds  less (i)  Association expenses as described  below,  (ii) the cost of restoring  any mandatory facilities to their condition as existed immediately prior to the casualty,  (iii) the cost of repairing any damage to the other Unit,  (iv) the cost of  demolishing  the damaged property or performing such other work as determined necessary by the  Association  to create a  harmonious  balance with any remaining  improvements  in the  Condominium  which are either undamaged  or  will  be  repaired  and  (v)  the  cost  of any improvements needed in order to assure that use, occupancy and operation  of the  other  Unit  will  not be in  violation  of
                  applicable   governmental   requirements   including   without
                  limitation

                                       15

                  zoning regulations and requirements of applicable  license(s).
                  As used herein, "mandatory facilities" means any of the following that service both Units: kitchen facilities, boiler room(s) and mechanical room(s). As used in this Article XX and
                  Article XXI below, a Condominium Building is deemed to contain only one Unit where the damage is confined to one portion of the Building, and such damage primarily affects only one Unit with negligible effect on the other Unit other than with respect to mandatory facilities.

         (3)      Mortgages.  In the  event a  Mortgagee  endorsement  has  been issued as to a Unit,  the share of that  Unit  Owner  shall be held in trust for the Mortgagee  and the Unit Owner,  as their interests  may appear;  provided,  however,  that no Mortgagee shall  have  any  right to  determine  or  participate  in the determination  as to whether or not any damaged property shall be reconstructed or repaired,  and no Mortgagee shall have any right to apply or have applied to the  reduction of a mortgage debt any insurance  proceeds except those proceeds paid to the
                  Unit Owner and  Mortgagee  pursuant to the  provisions of this
                  Declaration.  Notwithstanding  the foregoing,  if (i) an Owner has  assigned to its  Mortgagee  the Owner's  right to receive insurance  proceeds from the  Association as such right is set forth in this Declaration and (ii) the Owner and its Mortgagee have so instructed  the  Association  in writing signed by the
                  Owner and its Mortgagee (the "Assignment  Instruction"),  then
                  the   Association   shall   recognize  such   assignment  and,
                  regardless of any  subsequent  conflicting  instruction of the
                  Owner, the Association shall disburse to the Owner's Mortgagee any insurance  proceeds that  Association  would  otherwise be required  to  disburse  to the  Owner.  Each  Mortgagee  is an intended  third  party  beneficiary  of and  may  enforce  the provisions of this paragraph.

         E. Distribution of Proceeds. Proceeds of insurance policies received by the Association shall be distributed in the following manner:

         (1) Expenses of the Association. All expenses of the Association, including without limitation the cost of appraisals which shall be performed by a MAI appraiser, shall be paid first or provision made therefor.

         (2) Reconstruction or repair. If the damage for which the proceeds are paid is to be repaired or reconstructed, the remaining proceeds shall be disbursed as provided below to defray the cost thereof. Any proceeds remaining after defraying such costs shall be distributed to the beneficial owners thereof, remittances to Unit Owners and their Mortgagees being payable jointly to them, in accordance with the Appraised Shares;
                  provided, however, if the Association is in receipt of an Assignment Instruction duly signed by an Unit Owner and its Mortgagee, such remaining proceeds that would otherwise be paid jointly to the Unit Owner and its Mortgagee shall instead be paid directly to the Mortgagee. This is a covenant for the benefit of any Mortgagee of any Unit and may be enforced by such Mortgagee.

         (3) Failure to reconstruct or repair. If it is determined in the manner elsewhere provided that the damage for which the proceeds are paid shall not be reconstructed or repaired, the remaining proceeds shall be distributed to the beneficial owners thereof, remittance to Unit Owners and their Mortgagees being payable jointly to them. This is a covenant for the benefit of any Mortgagee of any Unit and may be enforced by such Mortgagee.

         F.  Association  as  Agent.  The  Association  is  hereby   irrevocably
appointed  agent for each Unit Owner,  for  Mortgagee  and for each owner of any other  interest  in the  Condominium  Property,  with power to adjust all claims arising under insurance policies purchased by the Association and to execute and deliver releases upon the payment of claims.


                                       16

         G.  The   following   conditions   and   procedures   shall   apply  to
reconstruction  work  (the  "Work")  and  disbursement  of  remaining  insurance proceeds on account of same:

                  (1) Performance of Work. The Association shall enter into a construction contract (the "Construction Contract") with a general contractor
("Contractor"), and a Schedule of Values that allocates values to various portions of the Work will be included in the Construction Contract. The Work shall be constructed in a good and workmanlike manner. Only new, first class materials shall be used in the performance of the Work.

                  (2) Notice of Commencement. The Association will not cause or permit the Contractor to commence construction and shall not disburse any funds to Contractor, any subcontractors, sub-subcontractors, materialmen and laborers until a Notice of Commencement is recorded pursuant to Chapter 713.13 of the Florida Statutes and a certified copy of such Notice of Commencement has been posted on the construction site

                  (3)      Progress Payments.

                           (a) Based upon  Applications for Payment submitted to
the Association's architect (the "Architect") by the Contractor and Certificates for Payment issued by the Architect, the Association shall make progress payments ("Association's Progress Payments") from the remaining insurance proceeds, payable as hereinafter specified.

                           (b)  Prior  to   processing   a   Progress   Payment,
Association  shall require that the  Contractor  (i) make all  Applications  for
Payment on, and strictly in compliance with the  requirements  of, AIA Documents
G702-1983 and G703-1983 and (ii) attach to each Application for Payment:

                                    (1) an itemized,  sworn statement showing in
complete  detail  all  monies  paid  out or  costs  incurred  by the  Contractor
(including Change Orders) on account of the Work and Construction Contract, on a trade-by-trade basis, through the last day of the calendar month for which the Contractor is to be paid; and

                                    (2) a duly  and  properly  executed  partial
release   of  lien  from  each  and  every   subcontractor,   sub-subcontractor,
materialman,  supplier and laborer,  in the amount of at least the amount of the last preceding progress payment made to each  subcontractor,  sub-subcontractor, materialman, supplier and laborer; and

                                    (3) a duly  and  properly  executed  partial
release of lien from the Contractor in the amount of no less than the amount of the last preceding progress payment made by Association and Tenant to the Contractor; and

                                    (4) a  Schedule  of Values  (shown by dollar
amounts) showing the respective percentage of completion of the various divisions of the Work.

                                    (5) Evidence that construction is proceeding
on schedule and that all construction prior to the date of the Application for Payment has been completed in a good and workmanlike manner in accordance with the Plans and Specifications and as required by all inspecting governmental authorities having jurisdiction over the Premises.

                           (c) In addition to the  foregoing,  each  Application
for Payment shall include all of the information required to be furnished by the aforesaid AIA Documents. Each statement, partial release of lien and Schedule of Values referred to hereinabove shall be in such form and have such content as is satisfactory to Association in its sole and absolute discretion.

                           (d)  Applications  for  Payment  shall  indicate  the
percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

                                      17


                           (e) The  amount  of each  of  Association's  Progress
Payments shall be computed as follows:

|The Progress Payment          |
|payable to the Contractor     |
|under the Construction        |    X     the total     (LESS)       Retainage
|Contract                      |          remaining                  under
|Construction Contract         |          proceeds                   Contract
|Sum                           |


                  (4) Final  Payment.  Final  payment,  constituting  the entire unpaid  balance  of the  remaining  insurance  proceeds  as well as any  amounts assessed by the  Association  pursuant to Article  XXI.E.  below,  including the
Retainage   ("Final   Payment"),   shall  be  made  by  Association  only  after
satisfaction of the following conditions:

                           (a)  the   Construction   Contract   has  been  fully
performed by the Contractor; and

                           (b) a final  Certificate  for Payment has been issued
by the Architect and approved by Association; and

                           (c) the  Association  has  approved  and accepted one
hundred percent (100%) of the Work; and

                           (d)  the   Contractor   has  furnished  to  both  the
Association and the Architect,  a duly and properly executed  Contractor's Final
Affidavit  complying in all respects to the provisions of Chapter 713 of Florida
Statutes  (the   "Construction   Lien  Law"),  a  duly  and  properly   executed
Contractor's Final Release of Lien, both in such form and having such content as is  satisfactory  to Association in its sole and absolute  discretion,  duly and properly  executed  Final  Releases  of Lien from each and every  subcontractor, sub-subcontractor, materialman, supplier and laborer and such other documents as
Association shall be entitled to under the Mechanic's Lien Law, all in such form and  having  such  content as is  satisfactory  to  Association  in its sole and absolute discretion. In the event Contractor does not furnish to Association all of the aforesaid final releases of lien, then  Association  shall be entitled to subtract from the amount that Association determines is necessary to transfer to bond  or to pay  in  full  any  subcontractor,  sub-subcontractor,  materialman, laborer who has not  furnished a Final  Release of Lien (but no reduction in the
Final Payment shall be made if the Contractor  posts a cash bond or other surety accessible to Association covering such amounts); and

                           (e)  Receipt  by  Association  of  two  (2)  sets  of
detailed and complete As-Built Plans and Specifications of the Work, including all architectural, structural, mechanical, plumbing and electrical work; and

                           (f)  Receipt  by  Association  of  a  Certificate  of
Occupancy for the Condominium Building(s) or applicable portion thereof.

XXI.     RECONSTRUCTION OR REPAIR AFTER CASUALTY.

         A. Determination to Reconstruct or Repair. If any part of the Condominium Property is damaged by casualty, whether it shall be reconstructed or repaired shall be determined in the following manner:

         (1)      Condominium Building:

                           (a) Minor damage. If less than 75% of the square footage of a Unit is damaged or destroyed, the damaged property shall be reconstructed or repaired unless, within sixty (60) days after the casualty, the Unit Owners agree in writing to forego such reconstruction or repair and

                                       18

                  such decision is approved by at least the majority of the Mortgagees (based upon one vote for each first mortgage owned). Notwithstanding the foregoing, if the actual cost of restoring the affected Unit in accordance with then existing applicable laws exceeds 110% of the actual insurance proceeds available under required policies of insurance plus deductible amounts, then the damage shall be deemed Major damage as addressed below.

                           (b) Major damage. If more than 75% of the square footage of a Unit is damaged or destroyed, or if the actual cost of restoring the affected Unit in accordance with then existing applicable laws exceeds 110% of the actual insurance proceeds available under required policies of insurance plus deductible amounts, the damaged property shall neither be reconstructed nor repaired unless, within sixty (60) days after the casualty, the Owner of the affected Unit directs the Association to effect such reconstruction or repair.

         B.  Plans and  Specifications.  Any  reconstruction  or repair  must be substantially in accordance with the plans and  specifications  for the original
Condominium   Property;   or,  if  not,  then  in  accordance   with  plans  and
specifications  approved  by the Board of  Directors.  Any  reconstruction  that materially and substantially  deviates from the configuration and quality of the original  Condominium  Property  as it existed  prior to the  reconstruction  or repair must be approved by at least the majority of the  Mortgagees  (based upon one vote for each first mortgage owned).

         C. Responsibility. If the damage is only to those portions of a Unit or Units for which the responsibility of maintenance and repair is that of the Unit
Owner(s), then the Unit Owner(s) shall be responsible for reconstruction and repair after casualty. In all other instances, it shall be the Association's responsibility to reconstruct and repair after casualty.

         D. Estimate of Costs. Immediately after a determination is made to rebuild or repair damage to property for which the Association has the responsibility for reconstruction and repair, the Association shall obtain reliable and detailed estimates of the cost to rebuild or repair.

         E. Assessments. If the proceeds of insurance are not sufficient to defray the estimated costs of reconstruction and repair by the Association, or if at any time during reconstruction and repair, or upon completion of reconstruction or repair, the funds for the payment of the costs thereof are insufficient, Assessments shall be made against all Unit Owners in sufficient amounts to provide funds for the payment of such costs.

XXII.    EMINENT DOMAIN OR CONDEMNATION PROCEEDING.

         If  eminent  domain  or  condemnation   proceedings  are   successfully
litigated  against  all or any  part of the  Condominium  Property,  the  entire eminent domain or  condemnation  award shall be held by the  Association for the benefit  of itself,  the Unit  Owners and their  Mortgagees  in shares  equal to shares of insurance proceeds payable on account of casualty.

XXIII.   LIABILITY - GENERALLY.

         A. General Provisions. Notwithstanding anything contained in this Declaration, the Articles, Bylaws or rules and regulations of the Association or any other document governing or binding the Association ("Property Documents"), neither the Developer nor the Association will be liable or responsible for, or in any manner a guarantor or insurer of, the health, safety or welfare of any Owner, occupant or user of any portion of the Property, including without limitation, residents, their families, guests, invitees, licensees, agents, servants, contractors or subcontractors, nor for any property of such persons.


                                       19

         B. Specific Provisions. Without limiting the generality of the foregoing:

         (1)      It is the express  intent of the Property  Documents  that the
                  various   provisions  of  the  Property  Documents  which  are
                  enforceable  by the  Association  and which govern or regulate
                  the  use  of  Property   have  been  written  and  are  to  be
                  interpreted and enforced for the sole purpose of enhancing and maintaining  the  enjoyment  of the  Property  and  the  value thereof.

         (2)      The   Association  is  not  empowered  to  enforce  or  ensure
                  compliance  with the laws of the United  States,  the State of
                  Florida or the County or any other  jurisdiction or to prevent tortious activities by Owners or third parties.

         (3) The provisions of the Property Documents setting forth the uses of Assessments which relate to health, safety or welfare will be interpreted and applied only as limitations on the uses of such funds and not as creating a duty of the Association to protect or further the safety or welfare of the persons even if such funds are used for such purposes.

         C. Owner Covenant. Each Owner, his heirs, successors and assigns, by virtue of his or her acceptance of title, and each other person or entity having an interest or lien upon, or making the use of, any portion of the Property, by virtue of accepting such interest or lien or by making use thereof, will be bound by this Article and will be deemed to have automatically waived any and all rights, claims, demands or causes of action against the Association arising from or connected with any matter for which the liability of the Association has been disclaimed in this Paragraph.

XXIV.    GENERAL PROVISIONS.

         A. If any provision of this Declaration, the Articles, the By-Laws or the Condominium Act, or any section, sentence, clause, phrase or word, or the application thereof, in any circumstances is held invalid, the validity of the remainder of this Declaration, the Articles, the By-Laws, or the Condominium
Act, and the application of any such invalid provision, section, sentence, clause, phrase, or word in other circumstances shall not be affected thereby.

         B. Notices to a Unit Owner shall be sent to the address of its Unit, unless the Unit Owner has, by written notice to the Association, specified a different address. Notices to the Association shall be delivered by certified mail to 2939 South Haverhill Road, West Palm Beach, Florida. All notices shall be deemed sent when mailed. Any party may change his or its mailing address by written notice to the other party.

         C. All remedies for violation provided by the Condominium Act shall be in full force and effect. In addition thereto, should the Association find it necessary to institute legal action upon a finding by a court in favor of the Association, the defendant Unit Owner shall reimburse the Association for its costs of suit, including reasonable attorney's fees at both trial and appellate levels, in bankruptcy or in post-judgment collection, incurred by it in bringing such action.

         D. Whenever the context so requires, the use of any gender shall be deemed to include all genders, the use of the plural shall include the singular, and the singular shall include the plural.



                                       20


         E. The provisions of this Declaration shall be liberally construed to effectuate its purpose of creating a uniform plan for the operation of the Condominium.


                                  CENTRAL PARK LODGES OF WEST PALM BEACH, INC., a Florida corporation

- ------------------------------
Printed Name:
              ----------------

- ------------------------------    By:
                                      -----------------------------------------
Printed Name:                     Name:
              ----------------         ---------------------------------------
                                  Title:
                                        ---------------------------------------



                                  INTEGRATED LIVING COMMUNITIES OF WEST PALM
                                  BEACH, INC., a Delaware corporation

- ------------------------------
Printed Name:
              ----------------

- ------------------------------    By:
                                      -----------------------------------------
Printed Name:                     Name:
              ----------------         ---------------------------------------
                                  Title:
                                        ---------------------------------------


STATE OF MARYLAND

COUNTY OF ____________

         The foregoing instrument was acknowledged before me this ___ day of ___________, 1996 by ________________________________ as ______________ of
CENTRAL PARK LODGES OF WEST PALM BEACH, INC., a Florida  corporation.  He/She is
___personally known to me or ___produced a valid, current driver's license as identification.

                                            -----------------------------------
                                            Print Name:
                                                        -----------------------
                                            Notary Public
STATE OF MARYLAND

COUNTY OF ____________

         The foregoing instrument was acknowledged before me this ___ day of ___________, 1996 by ________________________________ as ______________ of
INTEGRATED LIVING COMMUNITIES OF WEST PALM BEACH, Inc., a Delaware  corporation.
He/She is ___personally known to me or ___produced a valid, current driver's license as identification.


                                            -----------------------------------
                                            Print Name:
                                                        -----------------------
                                            Notary Public
ORL-160656.1/321
June 6, 1996


                                       21

                                   Exhibit "A"

                                LEGAL DESCRIPTION


Tract 8, Model Land Subdivision of Section 14, Township 44 South, range 42 East,
Palm Beach County, Florida, according to the Plat thereof on file in the Office of the Clerk of the Circuit Court in and for Palm Beach County, Florida, recorded in Plat Book 5, Page 78; said lands situate, lying and being in Palm
Beach County, Florida;

Less, however, the following described parcel of land:

A parcel of land in the Southeast 1/4 of Section 14, Township 44 South, Range 42
East, Palm Beach County, State of Florida,  being the East 15 feet of Tract 8 of
Model Land Company  Subdivision of Section 14, recorded in Plat Book 5, Page 78,
Public Records of said County, more particularly described as follows:

Being the Point of Beginning the Southeast  corner of said Tract 8; thence North
01(degree)47'55" East along the East line of said Tract and the West line of a road right-of-way, a distance of 660.18 feet, more or less, to the North line of said Tract; thence North 88(degree)04'19" West along said North line, a distance of 15 feet to a line 40 feet West of, as measured at right angles to, and parallel with the East line of said Southeast 1/4; thence South 01(degree)47'55"
West along said parallel line, a distance of 660.17 feet, more or less, to the South line of said Tract 8; thence South 88(degree)02'50" East along said South line, a distance of 15 feet to the Point of Beginning.






Property Address:  2939 S. Haverhill Road, West Palm Beach, FL

                                   Exhibit "B"

                      PERCENTAGE SHARE OF COMMON ELEMENTS,
                       COMMON EXPENSES AND COMMON SURPLUS


         The Percentage  Share of Common  Elements,  Common  Expenses and Common
Surplus shall be Fifty Percent (50%) for each Unit.

                                   Exhibit "C"

                              PLOT PLAN AND SURVEY


                                   Exhibit "D"

                            ARTICLES OF INCORPORATION

                  WEST PALM BEACH CONDOMINIUM ASSOCIATION, INC.

                                   Exhibit "E"

                                     BY-LAWS

                  WEST PALM BEACH CONDOMINIUM ASSOCIATION, INC.
